                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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        Date of Report (Date of earliest event reported): August 10, 2006

                            GLOBALOPTIONS GROUP, INC.
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               (Exact Name of Registrant as Specified in Charter)

           Nevada                      333-117495               73-1703260
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(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                     Identification No.)

               75 Rockefeller Plaza, 27th Floor
                    New York, New York                         10019
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            (Address of principal executive offices)         (Zip Code)

       Registrant's telephone number, including area code: (212) 445-6262

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          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the
    Exchange Act (17 CFR 240.13e-4(c)) -

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

         In its Form 8-K filed on August 10, 2006, GlobalOptions Group, Inc., a
Nevada corporation (the "Company") stated that within 71 days after the initial filing of the Form 8-K, pursuant to Items 9.01(a) and 9.01(b), it would file the audited financial statements and pro-forma financial statements of Hyperion
Risk, Inc. ("Hyperion Risk"). The Company has subsequently determined that
Hyperion Risk is not a "Significant Subsidiary" as defined in Regulation S-X, and as such the Company does not intend to file the Hyperion Risk financial statements.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  September 22, 2006                    GLOBALOPTIONS GROUP, INC.

                                             By: /s/ Harvey W. Schiller, Ph.D.
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                                                 Harvey W. Schiller, Ph.D.
                                                 Chairman and Chief Executive Officer